EXHIBIT 10.28

                                AdStar.com, Inc.

                         4553 Glencoe Avenue, Suite 300
                        Marina del Rey, California 90292
                                 (310) 577-8255

                                  April 6, 2001

To:  The Investors set forth in
     Schedule A

            Re:   AdStar.com, Inc. ("AdStar")
                  Purchase of 400,000 units of AdStar

Dear Investors:

      This will confirm that AdStar has agreed to sell to the investors (the "Investors"), in amounts set forth on the attached Schedule A and that the Investors have agreed to purchase from AdStar a minimum aggregate total of 400,000 units, at a price of $1.00 per unit. Each unit will consist of two shares of Common Stock, and one warrant to purchase an additional share. The warrants will be exercisable for a five-year term at an exercise price equal to the higher of $1.00 or 110% of the closing price on the date hereof and will have antidilution protection against capital changes. Your money will be payable within three business days of the date hereof and the securities will be deliverable within five business days thereafter.

      AdStar will use its best efforts to file with the Securities and Exchange Commission as soon as reasonably possible, but not later than June 30, 2001, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") on Form S-3, registering the reoffer, resale or other disposition of the shares included in the units and the underlying the warrants and will use its best efforts to cause the registration statement to become effective as soon as possible after filing.

      By signing this letter, you confirm that (i) you are an "accredited investor" within the meaning of Rule 215 of the Rules and Regulations under the Securities Act, and (ii) you have acquired the Units for investment and acknowledge that they cannot be resold or otherwise disposed of until they are registered under the Securities Act and any applicable state securities laws or an exemption from registration is available.

      Since the securities will not be registered at the time of issuance, the certificates representing the shares and warrants underlying the units delivered to you will bear the following legends, respectively:

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER THE SAID ACT.

      NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF, AS OF THE DATE OF ISSUANCE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

      Please acknowledge your agreement and understanding of the above provisions by signing and dating a copy of this letter and returning it to us by facsimile and mail.

                                        Sincerely,

                                        ADSTAR.COM, INC.


                                        By: /s/ Leslie Bernhard
                                            ------------------------------------
                                            LESLIE BERNHARD, President And
                                            Chief Executive Officer

ACCEPTED AND AGREED TO THIS 6th
DAY OF APRIL 2001

PAULSON INVESTMENT COMPANY INC.         DAG MEDIA INC.


by:/s/ Chester Paulson                  by:/s/ Assaf Ran
   -------------------------------         -------------------------------------
      Chester Paulson                            Assaf Ran, President and
      Chairman                                   Chief Executive Officer


/s/ Stephen A. Zelnick                     /s/ Howard L. Morse
----------------------------------         -------------------------------------
      Stephen A. Zelnick                         Howard L. Morse

                                   SCHEDULE A

--------------------------------------------------------------------------------
                                             AMOUNT OF
INVESTORS                                    INVESTMENT          NUMBER OF UNITS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAULSON INVESTMENT COMPANY, INC.             $100,000            100,000
811 S.W. Naito Parkway, Suite 200
Portland, Oregon 97204
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DAG MEDIA, INC                               $250,000            250,000
125-10 Queens Boulevard
Suite 14
Kew Gardens, NY 11415
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEPHEN ZELNICK                              $ 25,000             25,000
450 Park Avenue, Suite 902
New York, New York 10022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOWARD MORSE                                 $ 25,000             25,000
450 Park Avenue, Suite 902
New York, New York 10022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL                                        $400,000            400,000
--------------------------------------------------------------------------------